Exhibit 99.1

REALOGY CORPORATION

Historical Quarterly Supplemental Financial Information

For the Quarters Ended March 31, 2007,

June 30, 2007 & September 30, 2007

This document should be read in conjunction with Realogy Corporation’s Registration Statement on Form S-4. For details of our 2006 quarterly financial results, please see our Form 10 for the quarter ended March 31, 2006 and our Form 10-Qs for the quarters ended June 30, 2006, and September 30, 2006, which were filed with the Securities and Exchange Commission. Certain information in this document contains non-GAAP measures. Please direct questions with respect to the information contained in this document to Alicia Swift, Vice President, Planning, Realogy Corporation, 1 Campus Drive, Parsippany, New Jersey 07054 (973)-407-4669.

Table of Contents

Page
Condensed Consolidated Statements of Operations for the Predecessor which includes the three months ended March 31, 2007 and the period from April 1, 2007 to April 9, 2007 and for the Successor which includes the period from April 10, 2007 to June 30, 2007 and the three months ended September 30, 2007	3

Condensed Consolidated Balance Sheets for the Predecessor as of March 31, 2007 and for the Successor as of June 30, 2007 and September 30, 2007	4

Condensed Consolidated Statements of Cash Flows for the Predecessor which includes the three months ended March 31, 2007 and the period from April 1, 2007 to April 9, 2007 and for the Successor which includes the period from April 10, 2007 to September 30, 2007	5

2007 Recap of Key Business/Revenue Drivers and Operating Statistics for the Predecessor as of March 31, 2007 and for the Successor as of June 30, 2007 and September 30, 2007	6

2007 Recap of Key Business/Revenue Drivers and Operating Statistics for the three months ended March 31, 2007 and the period from April 1, 2007 to April 9, 2007 and for the Successor which includes the period from April 10, 2007 to June 30, 2007 and the three months ended September 30, 2007	7

2006 Recap of Key Business/Revenue Drivers and Operating Statistics for each Quarter	8

2008 Supplemental Cash Flow Guidance As Reported on Third Quarter Earnings Call held on November 16, 2007	9

REALOGY CORPORATION AND THE PREDECESSOR

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions)

	Predecessor	Predecessor	Successor	Successor
	For The Three Months Ended March 31, 2007	Period from April 1 Through April 9, 2007	Period from April 10 Through June 30, 2007	For The Three Months Ended September 30, 2007
Revenues
Gross commission income	$1,021	$83	$1,295	$1,238
Service revenue	196	20	201	225
Franchise fees	97	9	115	115
Other	59	7	46	48

Net revenues	1,373	119	1,657	1,626

Expenses
Commission and other agent-related costs	673	54	863	821
Operating	444	46	409	460
Marketing	74	10	60	65
General and administrative	69	51	67	62
Former parent legacy costs (benefit), net	(20)	1	—	2
Separation costs	2	—	1	1
Restructuring costs	—	1	3	3
Merger costs	9	71	16	6
Depreciation and amortization	34	4	328	119
Interest expense	35	8	153	173
Interest income	(6)	(1)	(2)	(4)

Total expenses	1,314	245	1,898	1,708

Income (loss) before income taxes and minority interest	59	(126)	(241)	(82)
Provision for income taxes	27	(49)	(93)	(28)
Minority interest, net of tax	—	—	1	1

Net income (loss)	$32	$(77)	$(149)	$(55)

REALOGY CORPORATION AND THE PREDECESSOR

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions)

	Predecessor	Successor	Successor
	March 31, 2007	June 30, 2007	September 30, 2007
ASSETS
Current assets:
Cash and cash equivalents	$496	$196	$276
Trade receivables (net of allowance for doubtful accounts)	149	158	149
Relocation receivables, net	907	948	1,020
Relocation properties held for sale, net	166	154	189
Deferred income taxes	97	93	110
Due from former parent	42	34	31
Other current assets	204	202	192

Total current assets	2,061	1,785	1,967

Property and equipment, net	337	366	377
Deferred income taxes	234	—	—
Goodwill	3,331	3,722	3,747
Trademarks	17	1,345	1,345
Franchise agreements, net	325	3,978	3,959
Other intangibles, net	75	623	549
Due from former parent	—		—
Other non-current assets	218	351	402

Total assets	$6,598	$12,170	$12,346

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$149	$161	$131
Securitization obligations	915	876	968
Due to former parent	557	532	576
Current portion of long-term debt	—	20	31
Accrued expenses and other current liabilities	482	679	759

Total current liabilities	2,103	2,268	2,465

Long-term debt	1,800	6,212	6,225
Deferred income taxes	—	1,697	1,731
Other non-current liabilities	146	136	127

Total liabilities	4,049	10,313	10,548

Commitments and contingencies

Stockholder’s equity:
Common stock	2	—	—
Additional paid-in capital	2,431	2,000	2,004
(Accumulated deficit) retained earnings	152	(149)	(204)
Accumulated other comprehensive income (loss)	(18)	6	(2)
Treasury stock, at cost	(18)	—	—

Total stockholder’s equity	2,549	1,857	1,798

Total liabilities and stockholder’s equity	$6,598	$12,170	$12,346

REALOGY CORPORATION AND THE PREDECESSOR

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months	Six Months		Nine Months
	Predecessor	Predecessor	Successor	Predecessor	Successor
	Predecessor March 31, 2007	From January 1 Through April 9, 2007	From April 10 Through June 30, 2007	From January 1 Through April 9, 2007	From April 10 Through September 30, 2007
Operating Activities
Net income (loss)	$32	$(44)	$(149)	$(44)	$(204)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	34	37	328	37	448
Deferred income taxes	28	(20)	(95)	(20)	(131)
Merger costs related to employee equity awards	—	56	—	56	—
Amortization and write-off of deferred financing costs	—	4	—	4	22
Gain on early extinguishment of debt	—	—	—	—	(2)
Net change in assets and liabilities, excluding the impact of acquisitions and dispositions:
Trade receivables	(21)	(26)	(1)	(26)	8
Relocation receivables and advances	59	106	(85)	106	(129)
Relocation properties held for sale	35	38	3	38	(39)
Accounts payable, accrued expenses and other current liabilities	(46)	5	190	5	224
Due (to) from former parent	9	15	13	15	16
Other, net	(60)	(64)	24	(64)	(6)

Net cash provided by operating activities	70	107	228	107	207

Investing Activities
Property and equipment additions	(29)	(31)	(22)	(31)	(41)
Acquisition of Realogy	—	—	(6,761)	—	(6,761)
Net assets acquired (net of cash acquired) and acquisition-related payments	(22)	(22)	(20)	(22)	(22)
Investment in unconsolidated entities	—	—	—	—	(1)
Sale leaseback proceeds related to corporate aircraft	—	—	—	—	21
Proceeds from sale of preferred stock and warrants	22	22	—	22	—
Change in restricted cash	(1)	(9)	2	(9)	5
Other, net	—	—	1	—	1

Net cash used in investing activities	(30)	(40)	(6,800)	(40)	(6,798)

Financing Activities
Proceeds from new term loan credit facility and issuance of notes	—	—	5,032	—	6,219
Repayment of predecessor term loan facility	—	—	(600)	—	(600)
Payments made for new term loan credit facility	—	—	—	—	(8)
Repurchase of 2006 Senior Notes, net of discount	—	—	—	—	(1,155)
Repayment of prior securitization obligations	—	—	(914)	—	(914)
Proceeds from new securitization obligations	—	—	903	—	903
Net change in securitization obligations	21	21	(30)	21	59
Debt issuance costs	—	—	(144)	—	(157)
Proceeds from issuances of common stock for equity awards	37	36	—	36	—
Proceeds from Cendant’s sale of Travelport	—	5	—	5	—
Investment by affiliates of Apollo and co-investors	—	—	1,999	—	1,999
Other, net	(1)	—	(6)	—	(8)

Net cash provided by financing activities	57	62	6,240	62	6,338

Effect of changes in exchange rates on cash and cash equivalents	—	—	—	—	1

Net (decrease) increase in cash and cash equivalents	97	129	(332)	129	(252)
Cash and cash equivalents, beginning of period	399	399	528	399	528

Cash and cash equivalents, end of period	$496	$528	$196	$528	$276

Supplemental Disclosure of Cash Flow Information
Interest payments (including securitization interest expense)	$28	$33	$67	$33	$167
Income tax payments (refunds), net	$(26)	$(26)	$5	$(26)	$7

2007 Recap of Key Business/Revenue Drivers and Operating Statistics

( In Millions)

	1st Qtr	2nd Qtr	3rd Qtr
Real Estate Franchise Services (a)
Closed homesale sides	279,236	355,331	331,824
Average homesale price	$230,225	$233,610	$232,759
Average homesale broker commission rate	2.49%	2.49%	2.49%
Net effective royalty rate	5.03%	5.01%	5.06%
Royalty per side	$298	$300	$303

Company Owned Real Estate Brokerage Services
Closed homesale sides	73,871	98,574	88,759
Average homesale price	$533,634	$540,555	$540,379
Average homesale broker commission rate	2.47%	2.48%	2.46%
Gross commission income per side	$13,768	$13,925	$13,894

Relocation Services
Initiations	30,836	43,121	32,504
Referrals	17,800	24,905	20,879

Title and Settlement Services
Purchase Title and Closing Units	32,007	40,384	38,782
Refinance Title and Closing Units	9,681	10,478	8,396
Average price per closing unit	$1,457	$1,500	$1,466

(a)	These amounts include only those relating to third-party franchisees and do not include amounts relating to NRT.

2007 Recap of Key Business/Revenue Drivers and Operating Statistics (Cont’d)

	Predecessor	Predecessor	Successor	Successor
	For The Three Months Ended March 31, 2007	Period from April 1 Through April 9, 2007	Period from April 10 Through June 30, 2007	For The Three Months Ended September 30, 2007
Revenue:
Real Estate Franchise Services	$197	$19	$222	$217
Company Owned Real Estate Brokerage Services	1,033	83	1,312	1,254
Relocation Services	124	13	116	145
Title and Settlement Services	88	9	100	95
Corporate and Other (c)	(69)	(5)	(93)	(85)

EBITDA (a) (b)
Real Estate Franchise Services	$122	$—	$151	$145
Company Owned Real Estate Brokerage Services	(21)	(27)	69	41
Relocation Services	20	(8)	27	33
Title and Settlement Services	3	(7)	14	6
Corporate and Other (c)	(2)	(73)	(23)	(19)

(a)	EBITDA is defined as net income before depreciation and amortization, interest (income) expense, net (other than Relocation Services interest for securitization assets and securitization obligations), income taxes and minority interest, each of which is presented on our Condensed Consolidated Statements of Operations.
(b)	EBITDA includes Former Parent Legacy Costs (Benefits), Separation Costs (Benefits), Restructuring Costs and Merger Costs as follows ($ In Millions): Restructuring Costs and Merger Costs as follows ($ In Millions):

	For The Three Months Ended March 31, 2007	Predecessor Period from April 1 Through April 9, 2007	Successor Period from April 10 Through June 30, 2007	For The Three Months Ended September 30, 2007
RFG	$—	$11	$3	$—
NRT	—	18	8	4
Cartus	1	11	(3)	(2)
TRG	—	6	1	1
Corporate	(8)	27	11	9

(c)	Includes unallocated corporate overhead and the elimination of transactions between segments, which consists of intercompany royalties and marketing fees paid by our Company Owned Real Estate Brokerage Services segment of $69 million during the three months ended March 31, 2007, $5 million during the Predecessor Period from April 1 to April 9, 2007, $93 million during the Successor Period from April 10 to June 30, 2007 and $85 million during the three months ended September 30, 2007 respectively.

2006 Recap of Key Business/Revenue Drivers and Operating Statistics by Quarter

(In millions, except operating statistics)

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	FY 2006
Real Estate Franchise Services (a)
Closed homesale sides	334,897	439,914	402,109	338,622	1,515,542
Average homesale price	$227,024	$233,457	$231,997	$233,527	$231,664
Average homesale broker commission rate	2.47%	2.47%	2.46%	2.47%	2.47%
Net effective royalty rate	4.78%	4.85%	4.95%	4.90%	4.87%
Royalty per side	$276	$286	$290	$293	$286

Revenue (b)	$194	$254	$233	$198	$879
EBITDA (c)	$131	$189	$158	$135	$613
Company Owned Real Estate Brokerage Services
Closed homesale sides	85,826	117,799	103,850	82,747	390,222
Average homesale price	$490,947	$492,809	$489,751	$497,922	$492,669
Average homesale broker commission rate	2.47%	2.47%	2.48%	2.48%	2.48%
Gross commission income per side	$12,654	$12,611	$12,678	$12,857	$12,691

Revenue	$1,102	$1,501	$1,337	$1,082	$5,022
EBITDA (c)	$(36)	$63	$28	$(30)	$25
Relocation Services
Initiations	28,991	42,832	31,785	27,156	130,764
Referrals	18,705	26,771	21,761	17,656	84,893

Revenue	$107	$130	$142	$130	$509
EBITDA (c)	$15	$34	$33	$21	$103
Title and Settlement Services
Purchase Title and Closing Units	35,781	47,163	42,442	35,646	161,031
Refinance Title and Closing Units	10,366	10,639	9,551	10,439	40,996
Average price per closing unit	$1,382	$1,403	$1,430	$1,402	$1,405

Revenue	$91	$113	$109	$96	$409
EBITDA (c)	$7	$15	$14	$9	$45
Corporate and Other
EBITDA (c)	$—	$(5)	$(31)	$25	$(11)

(a)	These amounts include only those relating to third-party franchisees and do not include amounts relating to NRT.
(b)	Includes intercompany royalties paid by NRT of $72 million in the first quarter of 2006, $96 million in the second quarter of 2006, $87 million in the third quarter of 2006 and $72 million in the fourth quarter of 2006.
(c)	EBITDA includes Former Parent Legacy Costs (Benefits), Separation Costs, Separation Benefits, Restructuring Costs and Merger Costs as follows ($ In Millions):

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
RFG	$—	$1	$11	$1
NRT	—	10	25	17
Cartus	1	3	7	2
TRG	—	—	4	—
Corporate	—	4	27	(35)

EBITDA is defined as net income (loss) before depreciation and amortization, interest (income) expense, net (other than relocation services interest for securitization assets and securitization obligations), income taxes and minority interest, each of which is presented on our Condensed Consolidated Statements of Operations.

2008 Supplemental Cash Flow Guidance As Reported on Third Quarter 2007 Earnings

Call Held on November 16, 2007

On the cash flow side of the equation, we expect that we would have the following cash requirements and inflows in 2008:

•	Capital expenditures for our businesses, including for items such as storefront refurbishment and technology initiatives, of $60 to $75 million, at a minimum.

•

Development advance notes of about $15 to $20 million per year, net of their amortization above the EBITDA line. These funds are used to retain expiring franchisees and attract new franchisees. The returns on this investment are quite attractive.

•	Investment in relocation assets that are not funded by our securitizations of about $20 to $25 million per year assuming growth in that part of Cartus’s business.

•	Residual payments on closed office leases and the like of about $10 to $15 million a year.

•	Funding of legacy activities that are expected to total about $20 to $30 million annually.

•	On the inflow side, we expect to receive $30 million in tax refunds next year from our former parent and about $12.5 million in from our Wright Express (WEX) agreement.

The 2008 supplemental cash flow guidance above is as of November 16, 2007 and will be updated on our next earnings conference call.

Forward-Looking Statements

This supplement contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual results, performance or achievements to differ materially from those expressed in such forward-looking statements include but are not limited to: our substantial leverage; continuing adverse developments in the residential real estate markets; limitations on flexibility in operating our business due to restrictions contained in our debt agreements; adverse developments in general business, economic and political conditions, including changes in short-term or long-term interest rates or mortgage lending practices, and any outbreak or escalation of hostilities on a national, regional and international basis; our failure to complete future acquisitions or realize anticipated benefits from completed acquisitions; our failure to maintain or acquire franchisees and brands or the inability of franchisees to survive in the current real estate downturn and other risk factors discussed in the Registration Statement on Form S-4, as amended, declared effective by the Securities and Exchange Commission (the “SEC”) on January 9, 2008 and in the periodic reports filed from time to time by Realogy with the SEC.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this supplement may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of November 16, 2007. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Realogy’s filings with the SEC, including Realogy’s Registration Statement of Form S-4, as amended, declared effective by the SEC on January 9, 2008, under the headings “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.